                               MACROVISION CORPORATION
                          1996 EMPLOYEE STOCK PURCHASE PLAN
                          ---------------------------------

                        As Adopted Effective December 3, 1996


    1. PURPOSE. The purpose of the Macrovision Corporation 1996 Employee Stock Purchase Plan (the "Plan") is to grant to all employees of Macrovision Corporation (the "Company") and its subsidiaries and affiliates, a favorable opportunity to acquire Common Stock of the Company, thereby encouraging all employees to accept, or to continue in, employment with the Company; increasing the interest of all employees in the Company's welfare through participation in the growth and value of the Common Stock; and furnishing employees with an incentive to improve operations and increase profits of the Company.

    To accomplish the foregoing objectives, this Plan provides a means whereby all employees may accrue rights to purchase shares of Common Stock of the Company.

    2. ADMINISTRATION. The Plan shall be administered by the Board of Directors (the "Board") of the Company or by a committee of two or more directors appointed by the Board (the "Administrator").

    The Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper. Subject to the terms and conditions of this Plan, the Administrator shall have the sole authority, in its discretion to interpret the Plan and to make all determinations deemed necessary or advisable for the administration of the Plan.

    3.   ELIGIBILITY.

         3.1 EMPLOYMENT REQUIREMENT. Except as otherwise set forth herein, every individual who, on the date of commencement of any offering period pursuant to this Plan, is an employee of the Company or of any parent or subsidiary of the Company, as defined below, is eligible to receive purchase rights to acquire shares of Common Stock of the Company pursuant to this Plan. The term "employee" includes an officer or director who is an employee of the Company or a parent or subsidiary of it, as well as a non-officer, non-director employee of the Company or a parent or subsidiary of it and excludes an individual who provides services to the Company as an independent contractor whether or not such individual is reclassified as a common law employee, unless the Company withholds or is required to withhold U.S. Federal employment taxes for such individual pursuant to Section 3402 of the Internal Revenue Code of 1986, as amended (the "IRC"). As used in this Plan, the terms "parent corporation" and "subsidiary corporation" shall have the meanings set forth in Sections 424(e) and (f), respectively, of the IRC.

         3.2 PERMISSIBLE EMPLOYEES. In no event shall a purchase right be granted to any individual who, immediately after the grant of such purchase right, would own five percent (5%) or more of the total combined voting power or value of all classes of outstanding capital stock of the Company, its parent or any subsidiary. For purposes of this
Section 3.2, in determining stock ownership, an individual shall be considered as owning the voting capital stock owned, directly or indirectly, by or for his brothers and sisters, spouse, ancestors and lineal descendants. Voting capital stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its stockholders, partners or beneficiaries, as applicable. An individual shall be considered as owning the shares of Common Stock issuable upon exercise of any option or purchase right which such individual holds. Additionally, for purposes of this Section 3.2, outstanding capital stock shall include all capital stock actually issued and outstanding immediately after the grant of the option or the purchase right. Outstanding capital stock shall not include capital stock authorized for issue under outstanding options or purchase rights held by any person.

         3.3 EXCLUDED EMPLOYEES. The following categories of employees shall be excluded from participating in this Plan: (i) employees whose customary employment is twenty (20) hours or less per week; and (ii) employees whose customary employment is not more than five months in any calendar year.

         3.4 TRANSFER TO RELATED CORPORATION. In the event that an employee leaves the employ of the Company to become an employee of any parent or subsidiary corporation of the Company, or if the employee leaves the employ of any such parent or subsidiary corporation to become an employee of the Company or of another parent or subsidiary corporation, such employee shall be deemed to continue as an employee of the Company for all purposes of this Plan.

    4.   COMMON STOCK SUBJECT TO PLAN.

         4.1 SHARES RESERVED FOR ISSUE. There shall be reserved for issue upon the exercise of options granted under this Plan two hundred fifty-two thousand (252,000) shares of Common Stock ("Plan Shares"), subject to adjustment as provided in Section 12 hereof. If any purchase rights granted under this Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purposes of the Plan.

         4.2 AGGREGATE SHARES. Notwithstanding any other provisions of this Plan, the aggregate number of shares of Common Stock subject to outstanding purchase rights granted under this Plan, plus the aggregate number of shares issued upon the exercise of all purchase rights granted under this Plan, shall never be permitted to exceed the number of shares specified in the first sentence of Section 4.1 above.

    5. NONTRANSFERABILITY. All purchase rights acquired pursuant to this Plan shall be nontransferable, except by will or the laws of descent and distribution, and shall be exercisable during the lifetime of the participant only by the participant.

    6. TERMS AND CONDITIONS OF EACH OFFERING. All offerings under this Plan shall be subject to the following terms and conditions:

         6.1  TERM AND FREQUENCY OF OFFERINGS.  Each offering under the
Purchase Plan will be for a period of twenty-four (24) months (the "Offering Period") commencing on February 1 and August 1 of each year and ending twenty-four (24) months thereafter on January 31 and July 31, respectively; provided, however, that, notwithstanding the foregoing, the first Offering Period will begin on the effective date of the Registration Statement on Form SB-2 for the initial public offering of the Company's Common Stock and will end on January 31, 1999. Except for the first Offering Period, each Offering Period will consist of four (4) six-month purchase periods (each a "Purchase Period") commencing on the first business day of February and August of each year. The first Offering Period shall consist of no fewer than three (3) Purchase Periods, the first of which may be greater or less than six months as determined by the Administrator. The Board has the power to change the duration of Offering Periods or Purchase Periods without stockholder approval, provided that the change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period or Purchase Period to be affected.

         6.2 OTHER TERMS AND CONDITIONS. Purchase rights granted under this Plan shall be subject to the terms and conditions set forth herein, and to such other terms and conditions not inconsistent herewith as the Administrator may deem appropriate, provided that, except as otherwise permitted herein, such terms and conditions shall be identical for each participant granted purchase rights pursuant to any particular offering.

         6.3 ELECTION TO PARTICIPATE. An individual who is an eligible employee and desires to participate in an offering, should deliver to the Administrator on or before the 15th day of the month before the start of the particular Offering Period a written enrollment form evidencing his or her election to participate. Once an employee becomes a participant in an Offering Period, such employee will automatically participate in the Offering Period commencing immediately following the last day of the prior Offering Period unless the employee withdraws or is deemed to withdraw from this Plan or terminates further participation in the Offering Period as set forth in Sections
6.8 and 6.9. If the purchase price on the first day of any current Offering Period in which a participant is enrolled is higher than the purchase price on the first day of any subsequent Offering Period, the Company automatically will enroll such participant in the subsequent Offering Period (the participant does not need to file any forms with the Company to be so enrolled), and any funds accumulated in such participant's account, and not withdrawn, prior to the first day of such subsequent Offering Period will be applied to purchase shares on the Purchase Date immediately prior to the first day of such subsequent Offering Period.

         6.4 PURCHASE RIGHTS. Enrollment by an eligible employee in this Plan with respect to an Offering Period will constitute the grant, as of the first day of such Offering Period, by the Company to such employee of purchase rights to acquire that number of Plan Shares (rounded to the nearest whole share) equal to the quotient obtained by dividing (i) the amount accumulated in such employee's payroll deduction account during each Purchase Period in the Offering Period, by (ii) eighty-five percent (85%) of the lesser of the fair market value of the Company's Common Stock on the first day of the applicable Offering Period or on the last day of the respective Purchase Period, subject to the limitations set forth below (the "Maximum Shares"). No participant may accrue purchase rights, pursuant to this Plan (and/or any other stock purchase plan qualifying under IRC Section 423 of this Company or of any parent or subsidiary of this Company), to acquire more than twenty-five thousand dollars ($25,000) worth of Common Stock (based on the fair market value of the Common Stock on the grant date of the purchase rights) in any one calendar year. No participant may accrue purchase rights pursuant to this Plan to acquire more than the maximum number of shares that may be established for a particular Purchase Period or Offering Period by the Board or the Administrator.

         6.5 PAYMENT FOR COMMON STOCK. The purchase price will be paid with funds accumulated through periodic payroll deductions from the participant's compensation during the Offering Period. The participant should provide written authorization for payroll deductions to the Company department designated by the Administrator, on or before the 15th day of the month preceding any Offering Period, specifying the percentage, which shall be not less than one percent (1%), nor more than twenty percent (20%), of his or her gross compensation earned during each payroll period during the Offering Period, which he or she desires to be deducted and set aside for purchases of Plan Shares for the duration of the Offering Period, up to an aggregate payroll deduction not to exceed twenty-one thousand two hundred fifty dollars ($21,250) in any calendar year. A participant may reduce (but not increase) the rate of payroll deductions during an Offering Period by filing with the Company department designated by the Administrator a new written authorization for payroll deductions, in which case the new rate shall become effective for the next payroll period commencing more than fifteen (15) days after receipt of the authorization and shall continue for the remainder of the Offering Period. Such a change in the rate of payroll deductions may be made at any time during an Offering Period, but not more than one (1) change may be made effective during any Offering Period. A participant may increase or decrease the rate of payroll deductions for any subsequent Offering Period by filing a new authorization for payroll deductions not later than fifteen (15) days before the beginning of such Offering Period. Payroll deductions made for each participant shall be credited to a special book account on the Company's books, but no funds will be actually set aside in any special fund or account.

         6.6 PURCHASE DATES. The semi-annual purchase dates will occur on the last business day of each Purchase Period (the "Purchase Dates"). All payroll deductions collected from the participant and not theretofore applied to the purchase of Plan Shares, will automatically be applied to the purchase of that number of Plan Shares for which the participant was granted purchase rights for that Purchase Period pursuant to the formula set forth in Section 6.4 hereof. Any funds deducted from the participant's compensation pursuant to this Plan during a particular Purchase Period in excess of the purchase price of the shares purchased for the Purchase Period shall be carried over to subsequent Purchase Periods within the same Offering Period. Any funds deducted from the participant's compensation pursuant to this Plan for a particular Offering Period in excess of the purchase price of the shares purchased during the

Offering Period shall be promptly refunded to the participant following the expiration of the Offering Period.

         6.7  PURCHASE PRICE.  The purchase price for the Company's Common
Stock purchased under the Purchase Plan is 85% of the lesser of the fair market value of the Company's Common Stock on the first day of the applicable Offering Period or the last day of the respective Purchase Period. For all purposes of this Plan, the fair market value of the Common Stock on any particular date shall be the closing price on the trading day next preceding that date on the principal securities exchange on which the Company's Common Stock is listed, or, if such Common Stock is not then listed on any securities exchange, then the fair market value of the Common Stock on such date shall be the closing bid price as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") on the trading day next preceding such date. In the event that the Company's Common Stock is neither listed on a securities exchange nor quoted by NASDAQ, then the Administrator shall determine the fair market value of the Company's Common Stock on such date, which in the case of the first day of the first Offering Period will be the price per share at which shares of the Company's Common Stock are initially offered for sale to the public by the Company's underwriters in the initial public offering of the Company's Common Stock pursuant to the Registration Statement on Form SB-2.

         6.8  WITHDRAWAL.  Each participant may withdraw from an Offering
Period under this Plan by notifying the Administrator in writing of his or her election to withdraw at any time at least fifteen (15) days prior to the end of an Offering Period. Upon receipt of such notice by the Administrator, all future payroll deductions will cease, and any payroll deductions previously collected during such Offering Period pursuant to Section 6.5 (to the extent not already applied to the purchase of Plan Shares) will be refunded, without interest. In the event a participant voluntarily elects to withdraw from this Plan, he or she may not resume his or her participation in this Plan during the same Offering Period, but he or she may participate in any Offering Period under this Plan which commences on a date subsequent to such withdrawal in the same manner as set forth above for initial participation in this Plan.

         6.9 TERMINATION OF PARTICIPATION IN AN OFFERING. Payroll deductions with respect to any participant in an offering will automatically terminate upon the participant's cessation of employment, retirement, permanent or total disability, as defined in Section 105(d)(4) of the IRC or death (a "terminating event").

         6.10 REGISTRATION OF PLAN AND DUE AUTHORIZATION. Notwithstanding anything to the contrary, express or implied herein, no rights granted under the Plan may be exercised to any extent unless the Plan (including the purchase rights and the shares covered thereby) is covered by an effective registration statement pursuant to the Securities Act of 1933, as amended (the "Securities Act"). If on any Purchase Date, the Plan is not so registered, no rights granted under the Plan or any offering shall be exercised, and the Purchase Date shall be delayed until the Plan is subject to an effective registration statement, except that the Purchase Date shall not be delayed more than six (6) months, and in no event shall the Purchase Date be more than twenty-seven (27) months from the commencement of the particular Offering Period. If on the Purchase Date of any offering hereunder, as delayed to the maximum extent permissible, the Plan is still not registered, no purchase rights shall be exercised and all payroll deductions accumulated (to the extent not already applied to the purchase of Plan Shares) shall be refunded to the participants, without interest. If after reasonable efforts, the Company is unable to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as counsel for the Company deems necessary or appropriate, the Company shall be relieved from any liability for failure to issue and sell Plan Shares upon exercise of such purchase rights unless and until such authority is obtained.

    7. WITHHOLDING AND EMPLOYMENT TAXES. The Company shall be entitled to withhold and/or pay from any payroll deductions made pursuant to this Plan, the amount of any and all applicable federal and state withholding and employment taxes.

    8. EQUAL RIGHTS AND PRIVILEGES. Except as set forth in Sections 3.2 and 3.3, all employees eligible to participate in this Plan shall have the same rights and privileges hereunder, except in any particular offering, the amount of stock which may be purchased by any employee may bear a uniform relationship to the employee's total compensation, or his or her basic or regular rate of compensation.

    9. DISQUALIFYING DISPOSITIONS. If any Plan Shares are disposed of within two (2) years from the date the purchase rights were acquired or within one (1) year after the acquisition of the Plan Shares by the participant, immediately prior to the disposition, the participant shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the disposition as the Company may reasonably require.

    10. STOCK ISSUANCE AND RIGHTS AS STOCKHOLDER. Notwithstanding any other provisions of the Plan, no participant shall have any of the rights of a stockholder (including the right to vote and receive dividends) of the Company, by reason of the provisions of this Plan or any action taken hereunder, until the date such participant shall both have paid the purchase price for the Plan Shares and shall have been issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) the stock certificate evidencing such shares.

    11.  DESIGNATION OF BENEFICIARY.   A participant may file a written
designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of an Offering Period but prior to delivery to him or her of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to the Exercise Date of an Offering Period. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective. Such designation of beneficiary may be changed by the participant (and his or her spouse, if any) at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

    12.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

         12.1 APPROPRIATE ADJUSTMENT IN NUMBER OF SHARES. Subject to any required action by the Company's stockholders, the number of shares of Common Stock covered by this Plan as provided in Section 4, the number of shares covered by each outstanding purchase right granted hereunder and the purchase price thereof shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of such shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such outstanding shares of Common Stock effected without the receipt of consideration by the Company; provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration."

         12.2 MERGERS AND/OR ACQUISITIONS. Subject to any required action by the Company's stockholders, if the Company shall be the surviving corporation in any merger or consolidation (other than one described in (iii) below), each outstanding purchase right shall pertain and apply to the securities to which a holder of the number of shares subject to the purchase right would have been entitled. In the event of (i) a dissolution or liquidation of the Company; (ii) a merger or consolidation in which the Company is the not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the purchase rights granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all participants); (iii) a merger in which the Company is the surviving corporation but after which the stockholders of the Company (other than any stockholder which merges (or which owns or controls another corporation which merges) with the Company in such merger) cease to own their shares or other equity interests in the Company; (iv) the sale of substantially all of the assets of the Company; or (v) any other transaction which qualifies as a "corporate transaction" under Section 424(a) of the Internal Revenue Code of 1986, as amended, wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company from or by the stockholders of the Company), each outstanding purchase right shall terminate, unless the surviving corporation in the case of a merger or consolidation assumes outstanding purchase rights or replaces them with substitute purchase rights having substantially similar terms and conditions; provided, however, that if an outstanding purchase right is to terminate upon any such event, the Administrator on such terms and conditions as it deems appropriate, shall provide either by the terms of the agreement or by a resolution adopted prior to the occurrence of any such event, that, for some period of time prior to such event, such purchase right shall be exercisable as to all of the shares covered by the portion of the purchase right that previously has not lapsed, terminated, or been exercised.

         12.3 BOARD'S DETERMINATION CONCLUSIVE. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

         12.4 LIMITATION ON RIGHTS. Except as hereinabove expressly provided in this Section 12, no participant shall have any rights by reason of any subdivision or consolidation of shares of the capital stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class or of securities convertible into shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to any purchase right granted hereunder.

         12.5 RESERVATION OF RIGHTS. The grant of a purchase right pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

    13.  SECURITIES LAW REQUIREMENTS.

         13.1 INVESTMENT REPRESENTATIONS. The Administrator may require an individual as a condition of the grant and of the exercise of a purchase right, to represent and establish to the satisfaction of the Administrator that all Plan Shares to be acquired will be acquired for investment and not for resale. The Administrator shall cause such legends to be placed on certificates evidencing Plan Shares as, in the opinion of the Company's counsel, may be required by federal and applicable state securities laws.

         13.2 COMPLIANCE WITH APPLICABLE SECURITIES LAWS. No Plan Shares shall be issued unless and until counsel for the Company determines that: (i) the Company and the participant have satisfied all applicable requirements under the Securities Act of 1933, as amended, and the Exchange Act; (ii) any applicable requirement of any stock exchange or quotation system on which the Company's Common Stock is listed or quoted has been satisfied; and (iii) all other applicable provisions of state and federal law have been satisfied.

    14. AMENDMENT. The Board may terminate the Plan or amend the Plan from time to time, immediately after the close of any offering, in such respects as the Board may deem advisable, provided that, without the approval of the Company's stockholders in compliance with the requirements of applicable law, no such revision or amendment shall:

         (a)  increase the number of shares of Common Stock reserved under
Section 4 hereof for issue under the Plan, except as provided in Section 12 hereof;

         (b) change the class of persons eligible to participate in the Plan under Section 3 hereof;

         (c)  extend the term of the Plan under Section 15 hereof; or

         (d)  amend this Section 14 to defeat its purpose.

    15.  TERMINATION.   The Plan will terminate automatically on the earlier of
termination by the Board, issuance of all the shares reserved under the Purchase Plan or ten years from the date the Purchase Plan was adopted by the Board. No offering shall be initiated hereunder after termination of the Plan, but such termination shall not affect the validity of any purchase rights then outstanding.

    16. TIME OF GRANTING OPTIONS. The date of grant of a purchase right hereunder shall, for all purposes, be the date on which the particular Offering Period commences.

    17. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Plan.

    18. EFFECTIVE DATE. This Plan was adopted by the Board of Directors of the Company on December 3, 1996, and shall be effective on said date. The Plan was approved by the stockholders of the Company on February ___, 1997.

                               MACROVISION CORPORATION
                             EMPLOYEE STOCK PURCHASE PLAN
                                ENROLLMENT/CHANGE FORM


    Enrollment
---
    Change in Payroll Deductions for Next Offering Period
---
    Stop Payroll Deductions for Offering Period
---
    Designation of Beneficiary(ies)
---



---------------------------------          ---------------------------
Print Name                                Social Security No.


---------------------------------
Address

---------------------------------
City,         State     Zip

1. I hereby elect to participate in the Macrovision Corporation Employee Stock Purchase Plan (the "Plan") and subscribe to purchase shares of Macrovision Corporation (the "Company") Common Stock ("Common Stock") in accordance with this Enrollment/Change Form and the Plan.

2. I hereby authorize payroll deductions from each paycheck of ____% [not less than one percent (1%) nor more than twenty percent (20%)] of my gross compensation earned from the Company during each payroll period during the Offering Period as that term is defined in the Plan. I understand that the aggregate payroll deduction may not exceed twenty-one thousand two hundred and fifty dollars ($21,250) in any calendar year.

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common stock at the applicable purchase price determined in accordance with the Plan.

4. I have received a copy of the Company's Employee Stock Purchase Plan. I understand that my participation in the Plan is in all respects subject to the terms of the Plan.

5. I understand that shares purchased for me under the Plan will be issued in my name and will be sent to me at my home address. If I change my home address I will notify the Company's Chief Financial Officer.

6. In the event of my death, I hereby designate the following person(s) as my beneficiary(ies) to receive all payments and shares due to me under the
    Plan:

    Name (Please Print)


     --------------------------------       ----------------------------
    First         Middle        Last        Relationship


     --------------------------------
    Address


     --------------------------------

7. I understand that if I dispose of any of these shares before the lapse of two (2) years after the first day of the Offering Period in which they were acquired and one (1) year after the Purchase Date, the excess of the fair market value of the shares at time of purchase over the price I paid for the shares will be treated, for federal income tax purposes, as ordinary income. I further understand that if I dispose of such shares at any time after the expiration of the two (2) year and one (1) year holding period, I will be treated as having received income only at the time of such disposition, and such income will be treated as ordinary income to the extent of an amount equal to the lesser of: (i) the excess of the current fair market value of the shares on the Purchase Date over the purchase price, or (ii) the excess of the current fair market value of the shares on the Purchase Date over the fair market value of the shares on the first day of the Offering Period in which they were acquired. The remainder of the gain or loss, if any, recognized on such disposition will be treated as capital gain or loss.

    I HEREBY AGREE TO NOTIFY THE COMPANY IN WRITING WITHIN 30 DAYS AFTER THE DATE OF ANY DISPOSITION. I UNDERSTAND THAT TAX CONSEQUENCES INCURRED IN CONNECTION WITH THIS STOCK ARE VERY COMPLICATED AND I WILL CONSULT WITH MY OWN TAX PROFESSIONAL TO BE CERTAIN I UNDERSTAND THE RULES AND REGULATIONS GOVERNING STOCK PURCHASE PLANS.

8. I hereby agree to be bound by the terms of the Plan. The effectiveness of this Enrollment/Change Form is dependent upon my eligibility to participate in the Plan.

I UNDERSTAND THAT THIS ENROLLMENT/CHANGE FORM SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS AND UNTIL TERMINATED BY ME.



-------------------------------------        -----------
Signature                                   Date


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For use by Stock Administrator only
Date:
      -----------------
No. of shares eligible to purchase:
                                    --------------------------------------------
Comments: ----------------------------------------------------------------------